Rule 497(e)
File No. 811-33-66396


SUPPLEMENT DATED August 1, 2003
to the Prospectus of
THE HOUGH GROUP OF FUNDS
dated August 31, 2002

The following information supersedes the current disclosure on Page 10 under "MANAGEMENT," effective August 1, 2003, the lead portfolio manager for the Funds is changed as follows:

The Funds' lead portfolio manager is:
Christopher R. Coviello,
Vice President of The Hough Group of Funds.
Mr. Coviello has had secondary portfolio management responsibilities and has been Financial Analyst for the Funds since 1999. Mr. Coviello was previously with the Franklin Templeton Group from 1996 to 1999.